Exhibit 99.1

Dollar Tree, Inc. to Host Third Quarter Earnings Conference Call

CHESAPEAKE, Va. – November 8, 2012 – Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores selling everything for $1 or less, will host its conference call for investors and analysts to discuss financial results for the third  quarter ended October 27, 2012.

WHEN:	Thursday, November 15, 2012
9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 800-347-6109 for USA and Canadian calls or 913-312-0703 for international calls.

WEBCAST	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Thursday, November 22, and may be accessed by dialing 888-203-1112. Please enter Passcode # 4237557.

CONTACT:	Dollar Tree, Inc., Chesapeake
Timothy J. Reid, 757-321-5284
www.DollarTree.com